GOLDMAN SACHS TRUST

Class A Shares of

Goldman Sachs Short-Term Conservative Income Fund

(the “Fund”)

Supplement dated June 15, 2018 to the Prospectus, Summary Prospectus,

and Statement of Additional Information (“SAI”), each dated November 30, 2017, as supplemented to date

At a meeting held on June 13-14, 2018, the Fund’s Board of Trustees approved the following changes to the fees and features for the Fund’s Class A Shares: (i) a decrease in the Distribution and Service (12b-1) fees from 0.25% to 0.15% of the Fund’s average daily net assets attributable to Class A Shares; (ii) elimination of the initial sales charge (load) of up to 1.50% (as a percentage of offering price) imposed on purchases of Class A Shares; and (iii) for purchases of $1 million or more, elimination of the contingent deferred sales charge (CDSC) of 1.00% imposed in the event of certain redemptions within 18 months. If you exchange Class A Shares of another Goldman Sachs Fund that is subject to a CDSC into Class A Shares of the Fund, a CDSC may still apply as set forth in the Shareholder Guide section of the prospectus for your original Goldman Sachs Fund shares.

These changes will take effect on July 30, 2018.

This Supplement should be retained with your Prospectus, Summary Prospectus, and SAI for future reference.

STCIFEESTK06-18